Exhibit 99.1

Contacts:	Media	Financials
	John Oxford	Kevin Chapman
	First Vice President	Executive Vice President
	Director of Corp Communication	Chief Financial Officer
	(662) 680-1219	(662) 680-1450
	joxford@renasant.com	kchapman@renasant.com

RENASANT CORPORATION ANNOUNCES PRICING OF SUBORDINATED NOTES

TUPELO, MISSISSIPPI (August 17, 2016) – Renasant Corporation (NASDAQ: RNST) (the “Company”), the parent company of Renasant Bank (the “Bank”), today announced that it has priced $60 million of its 5.00% fixed-to-floating rate subordinated notes due September 1, 2026, and $40 million of its 5.50% fixed-to-floating rate subordinated notes due September 1, 2031 (collectively, the “Notes”). The 5.00% Notes due September 1, 2026 have an initial fixed interest rate of 5.00% until August 31, 2021, payable semi-annually in arrears, a 10-year term and were offered to the public at par. Commencing September 1, 2021, the interest rate on the 5.00% Notes due September 1, 2026, resets quarterly to a floating rate per annum equal to the then-current three-month LIBOR plus 384 basis points, payable quarterly in arrears. The 5.50% Notes due September 1, 2031, have an initial fixed interest rate of 5.50% until August 31, 2026, payable semi-annually in arrears, a 15-year term and were offered to the public at par. Commencing September 1, 2026, the interest rate on the 5.50% Notes due September 1, 2031, resets quarterly to a floating rate per annum equal to the then-current three-month LIBOR plus 407.1 basis points, payable quarterly in arrears.

The offerings are expected to close on August 22, 2016, subject to customary closing conditions. The Company intends to use the net proceeds from the Notes offerings for general corporate purposes, which may include providing capital to support the Company’s growth organically or through strategic acquisitions, repaying indebtedness and financing investments and capital expenditures, and for investments in the Bank as regulatory capital.

The offerings were underwritten by Sandler O’Neill + Partners, L.P.; Keefe, Bruyette & Woods, A Stifel Company; and Raymond James & Associates, Inc.

The Notes are being offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-206966) (including a base prospectus) under the Securities Act of 1933, as amended, which was filed with the Securities and Exchange Commission (the “SEC”) and was automatically effective on September 15, 2015, a preliminary prospectus supplement with respect to each series of the Notes filed with the SEC on August 17, 2016, and a final prospectus supplement with respect to each series of the Notes to be filed with the SEC.

Copies of the preliminary prospectus supplements and accompanying base prospectus relating to the offerings of the Notes may be obtained by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company, the underwriters or any dealer participating in the offering will arrange to send you the base prospectus and the related preliminary prospectus supplement if you request it by contacting Sandler O’Neill + Partners, L.P. at Attention: Syndicate, 1251 Avenue of the Americas, 6th Floor, New York, NY 10020, or by calling toll-free at 866-805-4128, or by e-mail at syndicate@sandleroneill.com, Keefe, Bruyette & Woods, A Stifel Company, at 787 Seventh Avenue, Fourth Floor, New York, NY 10019, by e-mail at USCapitalMarkets@kbw.com, by fax at 212-581-1592, or by calling 1-800-966-1559, or Raymond James & Associates, Inc. by calling toll free at 1-800-248-8863 or by email at prospectus@raymondjames.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ABOUT RENASANT CORPORATION:

Renasant Corporation is the parent of Renasant Bank, a 112-year-old financial services institution. Renasant has assets of approximately $8.5 billion and operates more than 175 banking, mortgage, financial services and insurance offices in Mississippi, Tennessee, Alabama, Florida and Georgia.

FORWARD-LOOKING STATEMENTS:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. This press release reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of the Company. These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made, and the Company does not assume any duty to update forward-looking statements, unless required by applicable law. Such forward-looking statements usually include words such as “expects,” “projects,” “proposes,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include (1) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses and grow the acquired operations; (2) the effect of economic conditions and interest rates on a national, regional or international basis; (3) the timing of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (4) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (5) the financial resources of, and products available to, competitors; (6) changes in laws and regulations, including changes in accounting standards; (7) changes in policy by regulatory agencies; (8) changes in the securities and foreign exchange markets; (9) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (10) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (11) an insufficient allowance for loan losses as a result of inaccurate assumptions; (12) general economic, market or business conditions; (13) changes in demand for loan products and financial services; (14) concentration of credit exposure; (15) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; and (16) other circumstances, many of which are beyond management’s control. Management undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

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